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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-52860) pertaining to the 1999 Stock Option Plan and the 2000 Stock Option Plan, of our report dated July 18, 2003 with respect to the consolidated financial statements of Crystal Decisions, Inc. included in the Annual Report (Form 10-K) for the year ended June 27, 2003.

                                                           /s/ Ernst & Young LLP

Vancouver, Canada
August 19, 2003                                            Chartered Accountants